FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

COMMON STOCK - 94.43%	Shares	Value

Aerospace & Defense - 0.05%
Coda Octopus Group, Inc. (a)	1,500	$13,665

Auto Manufacturers - 5.34%
Tesla, Inc. (a)	1,500	1,103,580
Volkswagen AG - Germany - ADR	10,000	334,300
		1,437,880
Banks - 1.92%
Eagle Bancorp, Inc.	4,000	230,800
Truist Financial Corp.	5,000	285,300
		516,100
Beverages - 2.73%
Anheuser-Busch InBev SA/NV - Belgium - ADR	6,000	367,500
Molson Coors Beverage Co. - Class B	7,750	368,357
		735,857
Biotechnology - 1.00%
Regeneron Pharmaceuticals, Inc. (a)	400	269,360

Building Materials - 0.99%
Builders FirstSource, Inc. (a) (b)	5,000	266,450

Chemicals - 1.24%
Chemours Co.	10,000	335,100

Commercial Services - 2.49%
Square, Inc. - Class A (a)	2,500	670,175

Computers - 3.16%
3D Systems Corp. (a)	10,000	304,400
Lumentum Holdings, Inc. (a) (b)	6,300	545,832
		850,232
Diversified Financial Services - 5.34%
Apollo Global Management, Inc.	6,000	358,680
Discover Financial Services	2,000	256,440
Enova International, Inc. (a)	25,000	824,500
		1,439,620
Electrical Components & Equipment - 1.95%
EnerSys	6,200	524,458

Electronics - 1.11%
Wrap Technologies, Inc. (a)	40,000	298,800

Energy - Alternate Sources - 1.05%
First Solar, Inc. (a)	3,000	282,000

Engineering & Construction - 2.46%
Sterling Construction Co., Inc. (a)	28,700	661,822

Environmental Control - 0.55%
Pure Cycle Corp. (a)	10,000	149,500

Healthcare - Services - 0.94%
Centene Corp. (a) (b)	2,500	157,450
Field Trip Health Ltd. - Canada (a)	20,000	96,200
		253,650

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

COMMON STOCK - 94.43% (continued)	Shares	Value

Home Furnishings - 1.58%
Tempur Sealy International, Inc. (b)	9,500	$424,650

Household Products & Wares - 0.91%
Ayr Wellness, Inc. - Canada (a)	10,000	$244,900

Insurance - 2.76%
Brighthouse Financial, Inc. (a)	10,000	489,600
Greenlight Capital Re Ltd. - Class A - Cayman Islands (a)	30,000	252,900
		742,500
Internet - 18.24%
Alphabet, Inc. - Class C (a)	500	1,454,620
Amazon.com, Inc. (a)	100	347,079
eBay, Inc.	9,750	748,215
Facebook, Inc. - Class A (a)	2,000	758,760
Palo Alto Networks, Inc. (a)	1,500	691,560
Snap, Inc. - Class A (a)	12,000	913,320
		4,913,554
Leisure Time - 4.74%
Callaway Golf Co. (a)	45,500	1,276,730

Mining - 2.42%
Newmont Corp. (b)	3,000	173,970
Pan American Silver Corp. - Canada	15,000	389,100
Wheaton Precious Metals Corp. - Canada (b)	2,000	90,080
		653,150
Oil & Gas - 0.91%
BP PLC - Great Britain - ADR	10,000	244,600

Pharmaceuticals - 4.50%
Bristol-Myers Squibb Co.	5,000	334,300
Curaleaf Holdings, Inc. (a)	50,000	595,000
SIGA Technologies, Inc. (a)	5,000	32,650
Vanda Pharmaceuticals, Inc. (a)	15,000	251,100
		1,213,050
Pipelines - 0.99%
Green Plains Partners LP	20,000	265,600

Private Equity - 3.24%
Carlyle Group, Inc.	12,000	592,560
Victory Capital Holdings, Inc. - Class A	8,000	280,240
		872,800

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

COMMON STOCK - 94.43% (continued)	Shares	Value

Retail - 0.51%
Arcos Dorados Holdings, Inc. - Class A - Uruguay (a)	25,057	136,811

Semiconductors - 5.58%
Advanced Micro Devices, Inc. (a)	2,500	276,800
Applied Materials, Inc.	2,000	270,260
Diodes, Inc. (a)	3,000	290,490
NXP Semiconductors NV - Netherlands	1,250	268,913
QUALCOMM, Inc.	200	29,338
Skyworks Solutions, Inc. (b)	2,000	366,920
		1,502,721
Software - 9.84%
DocuSign, Inc. (a) (b)	3,000	888,720
Domo, Inc. - Class B (a) (b)	2,000	179,000
Porch Group, Inc. (a)	30,000	600,000
salesforce.com, Inc. (a)	2,000	530,540
ServiceNow, Inc. (a)	700	450,548
		2,648,808
Telecommunications - 5.89%
Loral Space & Communications, Inc.	6,000	252,060
Nokia Oyi - Finland - ADR (a)	85,000	506,600
Telefonaktiebolaget LM Ericsson - Sweden - ADR	70,000	827,400
		1,586,060

TOTAL COMMON STOCK (Cost $24,310,478)		25,430,603

PREFERRED STOCK - 2.17%

Banks - 2.17%
United Community Banks, Inc./GA, 6.875% - Series I (c)	21,000	584,850

TOTAL PREFERRED STOCK (Cost $529,751)		584,850

EXCHANGE-TRADED FUND - 8.69%

Equity Fund - 8.69%
Direxion Daily Small Cap Bear 3X Shares	40,000	1,149,600
ProShares UltraPro Short QQQ	140,000	1,024,800
SPDR S&P Regional Banking ETF	2,500	164,725
TOTAL EXCHANGE-TRADE FUNDS (Cost $2,579,845)		2,339,125

WARRANTS - 0.16%	Shares [1]	Exercise Price	Expiration

Energy Fuels, Inc. - Canada (a)	15,000	$2.45	9/20/2021	$43,800

TOTAL WARRANTS (Cost $34,718)				43,800

GOVERNMENT BONDS - 6.75%	Principal

U.S. Treasury Bill, 0.04%, due 01/27/2022 (c) (d)	$500,000	499,912
U.S. Treasury Note, 0.125%, due 10/31/2022 (c)	815,000	815,159
U.S. Treasury Note, 1.375%, due 01/31/2022 (c)	500,000	502,696

TOTAL GOVERNMENT BONDS (Cost $1,815,267)		1,817,767

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

OPTIONS PURCHASED - 7.09%
CALL OPTIONS PURCHASED - 3.95%	Contracts [2]	Notional Amount	Exercise Price	Expiration	Value
Advanced Micro Devices, Inc.	30	$300,000	$100.00	9/17/2021	$33,570
Alphabet, Inc. - Class C	2	300,000	1,500.00	1/21/2022	283,130
Amazon.com, Inc.	1	260,000	2,600.00	1/21/2022	89,873
BorgWarner, Inc.	40	160,000	40.00	10/15/2021	13,680
Boston Scientific Corp.	60	180,000	30.00	1/21/2022	92,400
Bristol-Myers Squibb Co.	50	275,000	55.00	1/21/2022	59,500
Citigroup, Inc.	50	300,000	60.00	1/21/2022	65,900
CVS Health Corp.	50	300,000	60.00	1/21/2022	128,000
Facebook. Inc. - Class A	15	337,500	225.00	1/21/2022	234,000
Intel Corp.	30	150,000	50.00	1/21/2022	18,270
Intel Corp.	50	250,000	50.00	1/20/2023	45,000

TOTAL CALL OPTIONS PURCHASED (Cost $862,522)					1,063,323

PUT OPTIONS PURCHASED - 3.14%
Invesco QQQ Trust Series 1	105	3,727,500	355.00	12/31/2021	98,595
iShares Russell 2000 ETF	160	3,600,000	225.00	3/31/2022	245,120
Moderna, Inc.	10	150,000	150.00	10/15/2021	250
Quidel, Corp.	30	330,000	110.00	9/17/2021	1,050
salesforce.com, Inc.	10	250,000	250.00	9/17/2021	950
SPDR S&P 500 ETF Trust	50	2,100,000	420.00	9/17/2021	3,550
SPDR S&P 500 ETF Trust	200	8,800,000	440.00	9/30/2021	69,400
SPDR S&P 500 ETF Trust	155	6,742,500	435.00	12/31/2021	190,495
SPDR S&P 500 ETF Trust	175	7,700,000	440.00	12/31/2021	234,500
Thermo Fisher Scientific, Inc.	30	1,320,000	440.00	9/17/2021	975

TOTAL PUT OPTIONS PURCHASED (Cost $1,358,266)					844,885

TOTAL OPTIONS PURCHASED (Cost $2,220,788)					1,908,208

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

TOTAL INVESTMENTS, AT VALUE (Cost $31,490,847) - 119.29%	$32,124,353

OPTIONS WRITTEN, AT VALUE (Premiums $156,757) - (0.53)% (e)	(142,405)

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (18.76)%	(5,051,461)

NET ASSETS - 100%	$26,930,487

(a) Non-income producing security.

(b) Subject to call options written by the Fund.

(c) All or a portion of the security is segregated as collateral for options written and securities sold short.

(d) Rate shown represents the effective yield at August 31, 2021.

(e) Please refer to the Schedule of Options Written for details of options written.

1 Each warrant is equivalent to 1 share of the underlying common stock.

2 Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

ADR - American Depositary Receipt

AG - Aktiengesellschaft (German Public Limited Company)

ETF - Exchange-Traded Fund

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch Public Company)

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND

SCHEDULE OF OPTIONS WRITTEN

August 31, 2021 (Unaudited)

OPTIONS WRITTEN - (0.53)%
CALL OPTIONS WRITTEN - (0.15)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Value

Builders FirstSource, Inc.	30	$165,000	$55.00	9/17/2021	$3,000
Centene Corp.	7	47,250	67.50	9/17/2021	245
DocuSign, Inc.	10	310,000	310.00	9/17/2021	8,700
Domo, Inc. - Class B	10	95,000	95.00	9/17/2021	1,200
Lumentum Holdings, Inc.	20	170,000	85.00	9/17/2021	6,000
Lumentum Holdings, Inc.	18	162,000	90.00	9/17/2021	1,530
Newmont Corp.	10	62,500	62.50	9/17/2021	140
Skyworks Solutions, Inc.	7	136,500	195.00	9/17/2021	294
Tempur Sealy International, Inc.	65	276,250	42.50	9/17/2021	16,900
Wheaton Precious Metals Corp. - Canada	10	45,000	45.00	10/15/2021	2,000

TOTAL CALL OPTIONS WRITTEN (Premiums $33,422)					40,009

PUT OPTIONS WRITTEN - (0.38)%

Amazon.com, Inc.	2	650,000	3,250.00	9/17/2021	1,380
Amazon.com, Inc.	1	315,000	3,150.00	10/15/2021	1,840
Amazon.com, Inc.	1	300,000	3,000.00	12/17/2021	4,838
Centene Corp.	30	210,000	70.00	9/17/2021	21,480
Lumentum Holdings, Inc.	30	270,000	90.00	10/15/2021	15,903
Mosaic Co.	50	175,000	35.00	9/17/2021	15,050
Oracle Corp.	20	176,000	88.00	9/17/2021	3,980
Oracle Corp.	20	170,000	85.00	10/15/2021	3,700
salesforce.com, Inc.	20	560,000	280.00	9/17/2021	31,900
Sterling Construction Co., Inc.	30	67,500	22.50	9/17/2021	2,325

TOTAL PUT OPTIONS WRITTEN (Premiums $123,335)					102,396

TOTAL OPTIONS WRITTEN (Premiums $156,757)					$142,405

1 Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the FinTrust Income and Opportunity Fund (the “Fund”), formerly, the Hedgerow Income and Opportunities Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to FinTrust Capital Advisors, LLC (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock, exchange-traded funds (“ETFs”) and warrants) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of August 31, 2021.

FinTrust Income and Opportunity Fund

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$25,430,603	$—	$—	$25,430,603
Preferred Stock (2)	584,850	—	—	584,850
Exchange Traded Funds (2)	2,339,125	—	—	2,339,125
Warrants (2)	43,800	—	—	43,800
Government Bonds	—	1,817,767	—	1,817,767
Call Options Purchased	821,550	241,773	—	1,063,323
Put Options Purchased	842,610	2,275	—	844,885
Total Assets	$30,062,538	$2,061,815	$—	$32,124,353

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$40,009	$—	$—	$40,009
Put Options Written	100,071	2,325	—	102,396
Total Liabilities	$140,080	$2,325	$—	$142,405

(1)           As of and for the nine month period ended August 31, 2021, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)         All common stock, preferred stock, ETFs and warrants held in the Fund are Level 1 securities. For a detailed break-out of common stock, preferred stock and warrants by industry and ETFs by investment type, please refer to the Schedule of Investments.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

Investment Risks

ETFs – The Fund may invest in Exchange Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Convertible Securities (warrants) – Although the equity investments of the Fund consist primarily of common stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Government Securities – The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2021 (Unaudited)

Derivative Transactions

As of August 31, 2021, portfolio securities valued at $2,402,617 were held in a segregated account by the custodian as collateral for options written by the Fund.

As of August 31, 2021, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased, at value	Investments, at value	$1,063,323
Put options purchased, at value	Investments, at value	844,885
Total Assets		$1,908,208

Liabilities	Location	Equity Contracts
Call options written, at value	Options written, at value	$40,009
Put options written, at value	Options written, at value	102,396
Total Liabilities		$142,405

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the nine month period ended August 31, 2021, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$304,799
Put options purchased	Investments	(453,988)
Call options written	Options written	(3,551)
Put options written	Options written	4,332
		$(148,408)

Net realized gain (loss) on:	Location	Total
Call options purchased	Investments	$(26,379)
Put options purchased	Investments	(1,438,523)
Call options written	Options written	(57,342)
Put options written	Options written	686,263
		$(835,981)

For the nine-month period ended August 31, 2021, the average month-end notional value of purchased and written option contracts for the Fund was $18,769,650 and ($7,167,160), respectively. The primary risk category for all open options positions during the fiscal year was equity risk.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments on August 31, 2021 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$ 31,416,005	$ 2,507,944	$ (1,942,001)	$ 565,943

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.